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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           AUGUST 12, 1998




                                CITIZENS FINANCIAL CORPORATION
                   (Exact name of registrant as specified in its charter)




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
       KENTUCKY                                 0-20148                      61-1187135
   (State or other                           (Commission                  (I.R.S. Employer
    jurisdiction                              File Number)                 Identification No.)
   of incorporation)



      The Marketplace, Suite 300
      12910 SHELBYVILLE ROAD, LOUISVILLE, KENTUCKY                               40243
      (Address of principal executive offices)                                (Zip Code)

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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (502) 244-2420





_______________________________________________________________________________
          (Former name or former address, if changed since last report)

            This Form consists of 6 consecutively-numbered pages. An index to the Exhibits to this Form appears on page 4.

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

        On  August  12,  1998, the Board  of  Directors  of
Citizens Financial Corporation  (the  "Company") approved a
plan to redeem on September 8, 1998 all  of  the  shares of
its 1995 Class B Convertible Preferred Stock that have  not
been converted into its Class A Stock by September 3, 1998.
The  Board  also  approved  a  program  for  the Company to
repurchase up to 100,000 shares of its Class A  Stock  from
time   to   time  in  open-market  or  privately-negotiated
transactions.   These  approvals  are  described in a Press
Release dated August 13, 1998 (see Item  7 hereto).  In the
Press Release, the 1995 Class B Convertible Preferred Stock is referred to generally as the "preferred stock" and the Class A Stock is referred to generally as "common stock."


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C) EXHIBITS

        99  Press Release dated August 13, 1998

                                2

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                     SIGNATURES


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Citizens Financial Corporation



                        By: /S/ LANE A. HERSMAN
                           Lane A. Hersman,
                           Executive Vice President



Date:  August 14, 1998

                                3

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                    EXHIBIT INDEX


Exhibit
NUMBER              DESCRIPTION                                 PAGE


99              Press Release dated August 13, 1998               5


                                4